SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 26, 2006
FORRESTER RESEARCH, INC.
(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-21433 (Commission File Number)	04-2797789 (I.R.S. Employer Identification No.)

400 Technology Square, Cambridge, Massachusetts (Address of Principal Executive Offices)	02139 (Zip Code)
Registrant’s telephone number, including area code: (617) 613-6000
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on Page 4

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     The information contained in this current report on Form 8-K is furnished pursuant to Item 2.02 of Form 8-K “Results of Operations and Financial Condition”. This information and the exhibits hereto are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of Forrester Research, Inc. with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.
     On July 26, 2006, Forrester Research, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2006, the full text of which is attached hereto as Exhibit 99.1.
     Forrester believes that pro forma financial results provide investors with consistent and comparable information to aid in the understanding of Forrester’s ongoing business. Our pro forma presentation excludes the following, as well as their related tax effects:
     Amortization of acquisition-related intangibles — we exclude the non-cash effect of the amortization of acquisition-related intangibles from our pro forma results in order to more consistently present our ongoing results of operations.
     Impairments of and gains related to non-marketable securities and gains from sales of marketable securities — we have consistently excluded both one-time gains and one-time write-offs related to our investments in non-marketable securities and sales of marketable securities from our pro forma results in order to keep quarter over quarter and year over year comparisons consistent.
     Non-cash stock-based compensation expense — we exclude the stock-based compensation impact of APB Opinion 25 and SFAS 123R from our pro forma results in order to keep quarter over quarter and year over year comparisons consistent.
     However, these measures should be considered in addition to, not as a substitute for, or superior to, operating income or other measures of financial performance prepared in accordance with generally accepted accounting principles as more fully discussed in our financial statements and filings with the Securities and Exchange Commission.
ITEM 9.01    Financial Statements and Exhibits
     (c)    Exhibits
99.1    Press Release dated July 26, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORRESTER RESEARCH, INC.
By:	/s/ WARREN HADLEY
	Name:	Warren Hadley
	Title:	Treasurer and Chief Financial Officer

Dated: July 26, 2006

Exhibit Index

Exhibit	Description	Page

99.1	Press Release dated July 26, 2006.	5